UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event Reported): April 24, 2020 (April 22, 2020)

Emclaire Financial Corp

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)

(724) 867-2311

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $1.25 per share	EMCF	NASDAQ Capital Market (NASDAQ)
(Title of Class)	(Trading Symbol)	(Name of exchange on which registered)

Securities registered pursuant to Section 12(g) of the Act:         None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

EMCLAIRE FINANCIAL CORP

CURRENT REPORT ON FORM 8-K

ITEM 5.07. Submission of Matters to a Vote of Security Holders

(a)

The Emclaire Financial Corp (the "Corporation") Annual Meeting of Shareholders (the "Annual Meeting") was held on April 22, 2020. At the Annual Meeting, 2,081,624 shares of common stock, or 76.85% of the 2,708,712 shares of common stock outstanding and entitled to vote at the Annual Meeting, were voted in person or by proxy.

(b)	Set forth below are the matters which were to be acted upon by the Corporation’s shareholders at the Annual Meeting:

1.	Election of four (4) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.	Ratification of the selection of Crowe LLP, Certified Public Accountants, as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2020.

As to proposal number one, the following directors were elected for a three-year term expiring in 2023:

Name	Shares For	Shares Withheld	Broker Non-vote
James M. Crooks	1,542,794	27,250	511,580
Robert W. Freeman	1,529,545	40,499	511,580
Robert L. Hunter	1,522,412	47,632	511,580
John B. Mason	1,446,809	123,235	511,580

Proposal number two, to ratify the appointment of Crowe, LLP as the Corporation’s independent registered public accounting firm, was approved with 2,072,050 shares in favor, 4,987 shares against and 4,587 shares abstained.

(c)	Not applicable.

(d)	Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: April 24, 2020	William C. Marsh

	Name:	William C. Marsh
	Title:	Chairman of the Board,
President and Chief Executive Officer